Arrow Equity Portfolio


Arrow Fixed Income Portfolio


Arrow Municipal Income Portfolio


Arrow Government Money Market Portfolio

(Portfolios of Arrow Funds)
Supplement to Prospectuses dated November 30, 1996

On August 21, 1997, the Board of Directors of Arrow Funds approved a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Arrow Funds and The ARCH Fund, Inc., another family of mutual funds advised by Mississippi Valley Advisors Inc. ("MVA"). This proposal was made as a result of the merger of Mark Twain Bancshares, Inc. (the parent company of the Arrow Funds' former investment adviser) and Mercantile Bancorporation Inc. (the parent company of MVA), and a desire to combine the two fund families in order to promote operational efficiencies, reduce duplicative investment advisory and other expenses and eliminate market overlap. The Reorganization Agreement contemplates: (a) the transfer of substantially all of the assets and liabilities of Arrow's Fixed Income, Municipal Income and Equity Portfolios to corresponding investment portfolios (the "Arch Portfolios") of the The ARCH Fund, Inc. in exchange for shares of those Arch Portfolios; (b) the distribution of the Arch Portfolios' shares so received to shareholders of the Arrow Portfolios; and (c) the termination under state law of Arrow Funds. In addition to the foregoing, it is anticipated that shareholders of Arrow Government Money Market Portfolio will redeem their shares.

The Reorganization Agreement will be presented for the approval of shareholders of Arrow Funds at a Special Meeting of Shareholders to be held on or about November 12, 1997. It is anticipated that shareholders of record on September 12, 1997 will receive a combined prospectus/proxy statement discussing the terms of and the reasons for the merger in detail, and will be entitled to vote at the Special Meeting.

                                                              September 12, 1997

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